                                                                    EXHIBIT 99.2

THIS DEED AND DOCUMENT OF CONVEYANCE is made this 7th day of November of the year 2002.


BETWEEN: THE TRUSTEE OF THE PROPERTY OF JEFFREY ALAN MULLER AND LYNETTE ANNE MULLER (BANKRUPTS) of Vincents, Insolvency and
              Reconstruction, Level 27, 239 George Street, Brisbane in the State of Queensland ("the Trustee")

AND: SAVE THE WORLD AIR, INC, having its principal executive offices at 29229 Canwood Street, Suite 206, Agoura Hills, California 91301 ("STWA")

WHEREAS:

A. Jeffrey Alan Muller and Lynette Anne Muller were adjudged and declared bankrupt by order of the Federal Magistrates Court of Australia on 1 March 2002 and Nick Combis was appointed trustee in bankruptcy of their bankrupt estates.

B. There is in existence a patent application in relation to an invention known as the "Zero Emission Fuel Saver Device" ("the Device").

C. The patent application for the device is known as "international patent application no. PCT/AU01/00585" ("the Patent") and the bankrupt, Jeffrey Alan Muller, is listed as the inventor.

D. By virtue of the Bankruptcy Act 1966, the Patent is an asset of the bankrupt estate of Jeffrey Alan Muller and/or Lynette Anne Muller.

E. The Trustee has agreed to dispose, transfer and convey the Patent to STWA and STWA has agreed to acquire the Patent on the terms and conditions of this deed and document of conveyance.


NOW HEREFORTH THIS DEED AND CONVEYANCE WITNESSES AS FOLLOWS:


1.      ASSIGNMENT OF PATENT

1.1 The Trustee shall execute and deliver to STWA an assignment of all his right title and interest in and to the Patent in the form attached hereto in item 1 of the Schedule.

1.2     Upon the assignment in terms of clause 1.1 hereof:



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                                       2


        (a) Any rights of the Trustee so assigned shall from the date hereof be rights applying for the benefit of STWA;

        (b) All obligations of the Trustee, if any, under the Patent shall to the extent of the assignment be assumed by STWA and shall to that extent cease to be obligations of the Trustee.

1.3 For the purposes of the assignment in terms of clause 1.1 hereof, the Trustee will do everything reasonably required by STWA to give effect to the said assignment PROVIDED THAT STWA must pay and be responsible for all costs associated with the assignment and/or extension of the patent and its application and that if STWA wishes the Trustee to assist in this regard, the Trustee reserves his right to agree, in his absolute discretion, to do so but all costs and expenses payable to any patent attorneys and other advisors engaged by STWA must be paid by and be the responsibility of STWA.

1.4 In the event of any inconsistency between this deed and the form of assignment contained in item 1 of the Schedule, the parties agree that the terms of this deed shall prevail to the extent of the inconsistency.


2.      WARRANTIES

2.1     The Trustee warrants to STWA that:

        (a) He was appointed trustee in bankruptcy of Jeffrey Alan Muller and Lynette Anne Muller by order of the Federal Magistrates Court of Australia on 1 March 2002:

        (b) He is entitled by virtue of the Australian Bankruptcy Act 1966 to acquire and to dispose by sale, deed or conveyance of any property of the bankrupts, Jeffrey Alan Muller and Lynette Anne Muller, including the Patent.

2.2     STWA warrants and agrees that:

        (a) STWA has the capacity to enter into this transaction and to execute the deed and conveyance described herein;

        (b) By entering into this deed, STWA is not breaching any law of the United States of America or any requirement of the United States Securities and Exchange Commission;



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                                       3



        (c) It has the capacity to fully comply with this deed including but not limited to having the injunction referred to in clause 4.1(d) released or discharged with respect to this transaction;

        (d) STWA will take all steps that are necessary to prevent the Patent from lapsing and to register the patent for protection in certain National Venues, Territories and Jurisdictions selected, including to make timely payment of whatever moneys are necessary to patent attorneys and other advisors to prevent the lapsing of the Patent and to cause the registrations as described;

        (e) It will provide whatever reasonable assistance the Trustee requests to enable him to acquire, market and/or to dispose of the Shares to be transferred in accordance with the consideration provision of this agreement.


3.      CONSIDERATION FOR ASSIGNMENT

3.1 In consideration for the assignment in terms of clause 1.1 hereof, STWA shall:

        (a) Grant to the Trustee an irrevocable option to purchase 500,000 shares of STWA at a purchase price of US$1.00 per share, exercisable by the Trustee for a period of up to ten (10) years from the date of this document hereof, subject to compliance with applicable U.S. federal and state securities laws and regulations, including Rule 144, as set out in item 2 of the Schedule;

        (b) Execute and deliver to the Trustee a royalty agreement providing for the payment by STWA to the trustee of an ongoing royalty of US $0.20 per device sold by or on behalf of STWA. The royalty agreement will provide for quarterly written reports as to the number of devices' sold, together with an appropriate royalty calculation in arrears for the last quarterly period;

        (c) Release to the Trustee any and all claims over shares (including causing such shares to be released from the pending injunction issued by the Federal District Court in United States of America, in the Southern District of New York) that are directly owned in the name of Jeffrey Alan Muller and Lynette Anne Muller, including:

                (i)     6,717 shares owned by Jeffrey Alan Muller; and

                (ii)    111,150 shares owned by Lynette Anne Muller,


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                                       4


                hereinafter called the "Shares";

        (d) Release to the Trustee any and all claims over such shares (including causing such shares to be released from the pending injunction issued by the Federal District Court in United States of America, in the Southern District of New York) that are directly owned in the name of Jeffrey Alan Muller and Lynette Anne Muller as of the date of the above referenced Bankruptcy on 1 March 2002, under whatever circumstances those shares are capable of being released to the trustee in the future, and specifically to include those share that may have been transferred by Jeffrey Alan Muller and Lynette Anne Muller after notice of the above Bankruptcy;

        (e) Provide to the Trustee such assistance as is reasonably requested by the Trustee, including the provision of any documents requested by the Trustee in relation the any dealing by Jeffrey Alan Muller and Lynette Anne Muller with their shares in STWA since the date of their bankruptcy on 1 March 2002.


4.      ACKNOWLEDGEMENTS

4.1 The parties to this deed and conveyance each acknowledge that, subject to the warranties contained in clause 2:

        (a) The Trustee gives no warranties other than those contained in clause 2 above;

        (b) The terms of this deed do not dispose of or otherwise resolve certain ongoing disputes between STWA on the one hand and Jeffrey Alan Muller and Lynette Anne Muller on the other concerning other issues including claims by these parties in relation to a certain 10 million share option, alleged loans and other moneys owed;

        (c) The issues referred to in subparagraph 4.1(b) hereof and the respective claims by both STWA on the one hand and Jeffrey Alan Muller and Lynette Anne Muller on the other, otherwise remain intact and unaffected by this deed and conveyance in so far as they are the subject of the proceedings before the US Federal District Court, SDNY, in case number 01-CIV-11586 (GBD);

        (d) STWA will cause the current injunction issued by the US Federal District Court in relation to the Patent and Shares as described


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                                       5


                above to be released and/or discharged to enable the terms of this deed and conveyance to be performed;

        (e) STWA shall notify the Trustee that the injunction issued by the US Federal District Court in relation to the Patent and Shares has been released and/or discharged, when released and/or discharged and will provide such proof that the action has been taken;

        (f) The parties enter into this deed and conveyance fully and voluntarily on their own information and investigation;

        (g) Each is aware that it or its advisors, agents or lawyers may discover facts different from or in addition to the facts that they now know or believe to be true with respect to the subject matter of this deed and conveyance that, it is their intention to and they do, fully, finally, absolutely and forever settle according to the provisions of this deed and conveyance any and all liabilities, claims, disputes and differences which now exist, or may exist or have ever existed between them relating in any way to the matters the subject of this transaction.


5.      JURISDICTION

5.1 This deed and conveyance shall be governed and construed in accordance with the laws of Queensland and the parties submit to the jurisdiction of the courts of Queensland.

5.2 In the event that any person (other than the trustee), including Jeffrey Alan Muller and Lynette Anne Muller (in the event of their discharge from bankruptcy) challenge or seek to challenge the terms and execution of this agreement, that dispute shall be governed by International Treaty between Australia and the United States. The Parties agree that any dispute will be submitted and resolved by International Arbitration Rules of the International Chamber of Commerce. To the extent patent or contractual law permit ownership or patent rights described under this agreement to be resolved under US law, such proceedings will be held in an appropriate jurisdiction of the United States.


6.      COUNTERPARTS

6.1 This deed and conveyance may be executed in any number of counterparts and all of those counterparts taken together shall constitute one and the same instrument.


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                                       6


7.      FURTHER ASSURANCES

7.1 Each party shall take all steps, execute all documents and do everything reasonably required by the other party to give effect to the transactions contemplated by this deed and conveyance.


8.      ENTIRE AGREEMENT

8.1 This deed embodies the entire agreement between the parties with respect to the subject matter of this deed and sets out the only conduct relied on by the parties and, to the fullest extent permissible by law, supersedes any prior negotiation, arrangement, understanding or agreement and all earlier conduct made by or existing between the parties with respect to the subject matter or any term of this deed.


9.      WAIVER

9.1 Any waiver of any provision of this deed or any consent to any departure from any provision of this deed by any party shall be in writing and signed by all parties affected by such waiver or departure.


10.     PROHIBITION AND ENFORCEABILITY

10.1    If it is held by a court of competent jurisdiction that:

        (a) Any part of this deed is void, voidable, illegal or unenforceable; or

        (b) This deed would be void, voidable, illegal or unenforceable unless any part of this deed was severed;

        then that part shall be severable from and shall not affect or derogate from the enforceability or validity of the parties' obligations or the continued operation of the rest of this deed. If the ownership and rights to the patent is valid under the laws of any forum either in the United States or Australia, such rights are enforceable.


11.     DEFINITIONS

11.1    In this deed the following words shall have the following meanings:

        (a) "COMBIS" - means Nick Combis, the trustee in bankruptcy of Jeffrey Alan Muller and Lynette Anne Muller;


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                                       7


        (b)     "DEVICE" - means the "Zero Emission Fuel Saver Device";

        (c) "PATENT" - means "international patent application no. PCT/AU01/00585", including any related patent application filed in Australia or elsewhere;

        (d)     "SHARES" - means the shares described in clause 3.1(c);

        (e)     "TRUSTEE" - means Combis.


12.     INTERPRETATION

12.1    In this deed, unless inconsistent:

        (a) a reference to a clause, schedule is a reference to a clause of or schedule to this deed and a reference to this deed includes a recital, or schedule;

        (b) a reference to this deed or another instrument is a reference to this deed or that instrument as amended, varied, novated or substituted from time to time;

        (c) a reference to a statute, ordinance, code or other law, includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

        (d) a word importing the singular includes the plural and vice versa, a word importing a gender includes each other gender and a reference to a person includes an individual, firm, body corporate, unincorporated association, government or governmental semi-government or local authority or agency;

        (e) a reference to a person includes the person's executors, administrators, successors, substitutes (including persons taking, where permitted, by novation) permitted transferees and assigns;

        (f) agreements on the part of two or more persons or for the benefit of two or more persons bind and benefit the persons jointly and severally where any act is to be performed by more than one person the obligation to do so is joint and several;

        (g) a reference to writing shall include typing, telex, facsimile and all other means of reproducing words in a permanent and visible form;


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                                       8


        (h) a reference to an act, matter or thing includes the whole or any part of that act, matter or thing and a reference to a group of acts, matters or things or persons includes each act, matter or thing or person in that group;

        (i) headings are inserted for convenience only and are not part of this deed;

        (j) if time expires of any day which is not a business day in the City of Brisbane then time will be taken to expire on the next day following which is a business day;

        (k) any money payable pursuant to this deed shall be paid in US dollars and any reference herein to "dollars" or "$" is a reference to US dollars, unless stated otherwise.



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                                       9


                                    SCHEDULE


Item 1: (Clause 1.1) - Form of Assignment


                                PATENT ASSIGNMENT


This Agreement is by and between Nick Combis, Trustee, for Jeffery A. Muller ("Assignor") and Save the World Air, Inc. ("Assignee ").

WHEREAS, Assignor, has initiated actions to register rights to a certain invention call the ZEFS device (the "Invention") and Assignor has filed a pending patent application related thereto, both of which are described in Exhibit A attached hereto (the "Patent"); and

WHEREAS, Assignee, wishes to acquire the entire rights, title, and interest in the Invention and the Patent;

NOW, the parties agree as follows:


        1. ASSIGNMENT. Assignor does hereby irrevocably assign to Assignee all rights, title, and interest (including but not limited to, the Patent claims, all rights to prepare derivative mechanisms, the existing device, all related works, all goodwill and all other rights), in and to the Patent and the Invention.

        2. CONSIDERATION. In consideration for the assignment set forth in
        Section 1, Assignor shall pay Assignee in accordance with a separate agreement executed between Nick Combis, as trustee and STWA, of even date and the sum of $US 10.00, payable immediately.

        3. REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants to
        Assignee:

        (a) Assignor has the right, power and authority to enter into this Agreement;

        (b) Assignor is conveying all its rights and claims as an owner of all right, title and interest, including all intellectual property rights, in the Invention and the Patent;

        (c) That to the best of his knowledge information and belief, the Invention and Patent are free of any actual or known liens, security interests, encumbrances or licenses, except for those held by the


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                                       10


        assignee, other than a bill of sale allegedly granted in favor of a Walter Doyle, details of which have not been provided by Mr Doyle;

        4. ATTORNEY'S FEES. Should either party hereto, or any heir, personal representative, successor or assign of either party hereto, resort to litigation to enforce this Agreement, the party prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to recover its or their reasonable attorneys' fees and costs in such litigation from the party against whom enforcement was sought.

        5. ENTIRE AGREEMENT. This Agreement, contains the entire understanding and agreement between the parties hereto with respect to its subject matter and supersedes any prior or contemporaneous written or oral agreements, representations or warranties between them respecting the subject matter hereof.

        6. AMENDMENT. This Agreement may be amended only by a writing signed by both parties.

        7. SEVERABILITY. If any term, provision, covenant or condition of this Agreement, or the application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such term, provision, covenant or condition as applied to other persons, places and circumstances shall remain in full force and effect.

        8. AGREEMENT TO PERFORM NECESSARY ACTS. Assignor agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

        9. GOVERNING LAW. This Agreement shall be construed in accordance with the Laws of the State of Queensland, Australia.

        10. APPLICATION OF ASSIGNMENT. This Agreement is to be applicable for all national filings and submission for registration in any jurisdiction or forum where the patent rights may be acquired or claimed.

        Nick Combis, Trustee                           Save the World Air, Inc

        --------------------                           -----------------------



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                                       11


Item 2: (Clause 3.1(a)) - United States of America, Securities Act of 1933, as amended, and the Securities Act of 1934, and the rules of the U.S. Securities and Exchange Commission promulgated thereunder - Rule 144


                          GENERAL RULES AND REGULATIONS
                                   PROMULGATED
                                    UNDER THE
                             SECURITIES ACT OF 1933


RULE 144 -- PERSONS DEEMED NOT TO BE ENGAGED IN A DISTRIBUTION AND THEREFORE NOT UNDERWRITERS


--------------------------------------------------------------------------------


PRELIMINARY NOTE TO RULE 144

Rule 144 is designed to implement the fundamental purposes of the Act, as expressed in its preamble, "To provide full and fair disclosure of the character of the securities sold in interstate commerce and through the mails, and to prevent fraud in the sale thereof . . . " The rule is designed to prohibit the creation of public markets in securities of issuers concerning which adequate current information is not available to the public. At the same time, where adequate current information concerning the issuer is available to the public, the rule permits the public sale in ordinary transactions of limited amounts of securities owned by persons controlling, controlled by or under common control with the issuer and by persons who have acquired restricted securities of the issuer.

Certain basic principles are essential to an understanding of the requirement of registration in the Act:

        1. If any person utilizes the jurisdictional means to sell any non-exempt security to any other person, the security must be registered unless a statutory exemption can be found for the transaction.

        2. In addition to the exemptions found in Section 3, four exemptions applicable to transactions in securities are contained in Section 4. Three of these Section 4 exemptions are clearly not available to anyone acting as an "underwriter" of securities. (The fourth, found in Section 4(4), is available only to those who act as brokers under certain limited circumstances.) An understanding of the term "underwriter" is therefore important to anyone who wishes to determine whether or not an exemption from registration is available for his sale of securities.



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                                       12


The term underwriter is broadly defined in Section 2(11) of the Act to mean any person who has purchased from an issuer with a view to, or offers or sells for an issuer in connection with, the distribution of any security, or participates or has a direct or indirect participation in any such undertaking, or participates or has a participation in the direct or indirect underwriting of any such undertaking. The interpretation of this definition has traditionally focused on the words "with a view to" in the phrase "purchased from an issuer with a view to . . . distribution." Thus, an investment banking firm which arranges with an issuer for the public sale of its securities is clearly an "underwriter" under that Section. Individual investors who are not professionals in the securities business may also be "underwriters" within the meaning of that term as used in the Act if they act as links in a chain of transactions through which securities move from an issuer to the public. Since it is difficult to ascertain the mental state of the purchaser at the time of his acquisition, subsequent acts and circumstances have been considered to determine whether such person took with a view to distribution at the time of his acquisition. Emphasis has been placed on factors such as the length of time the person has held the securities and whether there has been an unforeseeable change in circumstances of the holder. Experience has shown, however, that reliance upon such factors as the above has not assured adequate protection of investors through the maintenance of informed trading markets and has led to uncertainty in the application of the registration provisions of the Act.

It should be noted that the statutory language of Section 2(11) is in the disjunctive. Thus, it is insufficient to conclude that a person is not an underwriter solely because he did not purchase securities from an issuer with a view to their distribution. It must also be established that the person is not offering or selling for an issuer in connection with the distribution of the securities, does not participate or have a direct or indirect participation in any such undertaking, and does not participate or have a participation in the direct or indirect underwriting of such an undertaking.

In determining when a person is deemed not to be engaged in a distribution several factors must be considered.

First, the purpose and underlying policy of the Act to protect investors requires that there be adequate current information concerning the issuer, whether the resales of securities by persons result in a distribution or are effected in trading transactions. Accordingly, the availability of the rule is conditioned on the existence of adequate current public information.

Secondly, a holding period prior to resale is essential, among other reasons, to assure that those persons who buy under a claim of a Section 4(2) exemption have assumed the economic risks of investment, and therefore are not acting as conduits for sale to the public of unregistered securities, directly or indirectly, on behalf of an issuer. It should be noted, that there is nothing in
Section 2(11) which places a time limit on a person's status as an underwriter. The public has the same need for protection afforded by registration whether the securities are distributed shortly after their purchase or after a considerable length of time.


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                                       13


A third factor, which must be considered in determining what is deemed not to constitute a "distribution," is the impact of the particular transaction or transactions on the trading markets. Section 4(1) was intended to exempt only routine trading transactions between individual investors with respect to securities already issued and not to exempt distributions by issuers or acts of other individuals who engage in steps necessary to such distributions. Therefore, a person reselling securities under Section 4(1) of the Act must sell the securities in such limited quantities and in such a manner as not to disrupt the trading markets. The larger the amount of securities involved, the more likely it is that such resales may involve methods of offering and amounts of compensation usually associated with a distribution rather than routine trading transactions. Thus, solicitation of buy orders or the payment of extra compensation are not permitted by the rule.

In summary, if the sale in question is made in accordance with all of the provisions of the rule, as set forth below, any person who sells restricted securities shall be deemed not to be engaged in a distribution of such securities and therefore not an underwriter thereof. The rule also provides that any person who sells restricted or other securities on behalf of a person in a control relationship with the issuer shall be deemed not to be engaged in a distribution of such securities and therefore not to be an underwriter thereof, if the sale is made in accordance with all the conditions of the rule.


        a. Definitions. The following definitions shall apply for the purposes of this rule.

                1. An "affiliate" of an issuer is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such issuer.

                2. The term "person" when used with reference to a person for whose account securities are to be sold in reliance upon this rule includes, in addition to such person, all of the following persons:

                        i. Any relative or spouse of such person, or any relative of such spouse, any one of whom has the same home as such person;

                        ii. Any trust or estate in which such person or any of the persons specified in paragraph (a)(2)(i) of this section collectively own ten percent or more of the total beneficial interest or of which any of such persons serve as trustee, executor or in any similar capacity; and

                        iii. Any corporation or other organization (other than the issuer) in which such person or any of the persons specified in paragraph (a)(2)(i) of this section are the beneficial owners collectively of ten


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                                       14


                                percent or more of any class of equity
                                securities or ten percent or more of the equity interest.

                3.      The term restricted securities means:

                        i. Securities acquired directly or indirectly from the issuer, or from an affiliate of the issuer, in a transaction or chain of transactions not involving any public offering;

                        ii. Securities acquired from the issuer that are subject to the resale limitations of Rule 502(d) under Regulation D or Rule 701(c);

                        iii. Securities acquired in a transaction or chain of transactions meeting the requirements of Rule 144A;

                        iv. Securities acquired from the issuer in a transaction subject to the conditions of Regulation CE;

                        v. Equity securities of domestic issuers acquired in a transaction or chain of transactions subject to the conditions of Rule 901 or Rule 903 under Regulation S;

                        vi. Securities acquired in a transaction made under Rule 801 to the same extent and proportion that the securities held by the security holder of the class with respect to which the rights offering was made were as of the record date for the rights offering "restricted securities" within the meaning of this paragraph (a)(3); and

                        vii. Securities acquired in a transaction made under Rule 802 to the same extent and proportion that the securities that were tendered or exchanged in the exchange offer or business combination were "restricted securities" within the meaning of this paragraph (a)(3).

        b. Conditions to Be Met. Any affiliate or other person who sells restricted securities of an issuer for his own account, or any person who sells restricted or any other securities for the account of an affiliate of the issuer of such securities, shall be deemed not to be engaged in a distribution of such securities and therefore not to be an underwriter thereof within the meaning of Section 2(11) of the Act if all of the conditions of this rule are met.

        c. Current Public Information. There shall be available adequate current public information with respect to the issuer of the securities. Such information shall be deemed to be available only if either of the following conditions is met:

                1. Filing of Reports. The issuer has securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, has been subject to the reporting requirements of
                        Section 13 of that Act for a period of at least 90 days immediately preceding the sale of the securities and has filed all the reports required to be filed thereunder during the 12 months preceding such sale (or for such shorter period that the issuer was required to file such reports); or has securities registered pursuant to the Securities Act of 1933, has been subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934 for a period of at least 90 days immediately preceding the sale of the securities and has filed all the reports required to be filed thereunder during the 12 months preceding such sale (or for such shorter period that the issuer was required to file such reports). The person for whose account the securities are to be sold shall be entitled to rely upon a statement in whichever is the most recent report, quarterly or annually, required to be filed and filed by the issuer that such issuer has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports) and has been subject to such filing requirements for the past 90 days, unless he knows or has reason to believe that the issuer has not complied with such requirements. Such person shall also be entitled to rely upon a written statement from the issuer that it has complied with such reporting requirements unless he knows or has reason to believe that the issuer has not complied with such requirements.

                2. Other Public Information. If the issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, there is publicly available the information concerning the issuer specified in paragraphs (a)(5)(i) to (xiv), inclusive, and paragraph (a)(5)(xvi) of Rule 15c2-11 under that Act or, if the issuer is an insurance company, the information specified in Section 12(g)(2)(G)(i) of that Act.

        d. Holding Period for Restricted Securities. If the securities sold are restricted securities, the following provisions apply:

                1. General Rule. A minimum of one year must elapse between the later of the date of the acquisition of the securities from the issuer or from an affiliate of the issuer, and any resale of such securities in reliance on this section for the account of either the acquiror or any subsequent holder of those securities. If the acquiror takes the securities by purchase, the one-year period shall not begin until the full purchase price or other consideration is paid or given by the person acquiring the securities from the issuer or from an affiliate of the issuer.

                2. Promissory Notes, Other Obligations or Installment Contracts. Giving the issuer or affiliate of the issuer from whom the securities were purchased a promissory note or other obligation to pay the purchase price, or entering into an installment purchase contract with such person, shall not be deemed full payment of the purchase price unless the promissory note, obligation or contract:

                        i. provides for full recourse against the purchaser of the securities;

                        ii. is secured by collateral, other than the securities purchased, having a fair market value at least equal to the purchase price of the securities purchased; and

                        iii. shall have been discharged by payment in full prior to the sale of the securities.

                3. Determination of Holding Period. The following provisions shall apply for the purpose of determining the period securities have been held:

                        i. Stock Dividends, Splits and Recapitalizations. Securities acquired from the issuer as a dividend or pursuant to a stock split, reverse split or recapitalization shall be deemed to have been acquired at the same time as the securities on which the dividend or, if more than one, the initial dividend was paid, the securities involved in the split or reverse split, or the securities surrendered in connection with the recapitalization;

                        ii. Conversions. If the securities sold were acquired from the issuer for a consideration consisting solely of other securities of the same issuer surrendered for conversion, the securities so acquired shall be deemed to have been acquired at the same time as the securities surrendered for conversion;

                        iii. Contingent Issuance of Securities. Securities acquired as a contingent payment of the purchase price of an equity interest in a business, or the assets of a business, sold to the issuer or an affiliate of the issuer shall be deemed to have been acquired at the time of such sale if the issuer or affiliate was then committed to issue the securities subject only to conditions other than the payment of further consideration for such securities. An agreement entered into in connection with any such purchase to remain in the employment of, or not to compete with, the issuer or affiliate or the rendering of services pursuant to such agreement shall not be deemed to be the payment of further consideration for such securities.

                        iv. Pledged Securities. Securities which are bona fide pledged by an affiliate of the issuer when sold by the pledgee, or by a purchaser, after a default in the obligation secured by the pledge, shall be deemed to have been acquired when they were acquired by the pledgor, except that if the securities were pledged without recourse they shall be deemed to have been acquired by the pledgee at the time of the pledge or by the purchaser at the time of purchase.

                        v. Gifts of Securities. Securities acquired from an affiliate of the issuer by gift shall be deemed to have been acquired by the donee when they were acquired by the donor;

                        vi. Trusts. Where a trust settlor is an affiliate of the issuer, securities acquired from the settlor by the trust, or acquired from the trust by the beneficiaries thereof, shall be deemed to have been acquired when such securities were acquired by the settlor;

                        vii. Estates. Where a deceased person was an affiliate of the issuer, securities held by the estate of such person or acquired from such an estate by the beneficiaries thereof shall be deemed to have been acquired when they were acquired by the deceased person, except that no holding period is required if the estate is not an affiliate of the issuer or if the securities are sold by a beneficiary of the estate who is not such an affiliate.

                                ------------------------------------------------

                                Note. While there is no holding period or amount limitation for estates and beneficiaries thereof which are not affiliates of the issuer, paragraphs (c), (h) and (i) of the rule apply to securities sold by such persons in reliance upon the rule.

                                ------------------------------------------------

                        viii. Rule 145(a) transactions. The holding period for securities acquired in a transaction specified in Rule 145(a) shall be deemed to commence on the date the securities were acquired by the purchaser in such transaction. This provision shall not apply, however, to a transaction effected solely for the purpose of forming a holding company.

        e. Limitation on amount of securities sold. Except as hereinafter provided, the amount of securities which may be sold in reliance upon this rule shall be determined as follows:

                1. Sales by affiliates. If restricted or other securities sold for the account of an affiliate of the issuer, the amount of securities sold, together with all sales of restricted and other securities of the same class for the account of such person within the preceding three months, shall not exceed the greater of

                        i. one percent of the shares or other units of the class outstanding as shown by the most recent report or statement published by the issuer, or

                        ii. the average weekly reported volume of trading in such securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the filing of notice required by paragraph (h), or if no such notice is required the date of receipt of the order to execute the transaction by the broker or the date of execution of the transaction directly with a market maker, or

                        iii. the average weekly volume of trading in such securities reported through the consolidated transaction reporting system contemplated by Rule 11Aa3-1 under the Securities Exchange Act of 1934 during the four-week period specified in subdivision (ii) of this paragraph.

                2. Sales by persons other than affiliates. The amount of restricted securities sold for the account of any person other than an affiliate of the issuer, together with all other sales of restricted securities of the same class for the account of such person within the preceding three months, shall not exceed the amount specified in paragraphs (e)(1)(i), (1)(ii) or (1)(iii) of this section, whichever is applicable, unless the conditions in paragraph (k) of this rule are satisfied.

                3. Determination of Amount. For the purpose of determining the amount of securities specified in paragraphs (e)(1) and (2) of this rule, the following provisions shall apply:

                        i. Where both convertible securities and securities of the class into which they are convertible are sold, the amount of convertible securities sold shall be deemed to be the amount of securities of the class into which they are convertible for the purpose of determining the aggregate amount of securities of both classes sold;

                        ii. The amount of securities sold for the account of a pledgee thereof, or for the account of a purchaser of the pledged securities, during any period of three months within one year after a default in the obligation secured by the pledge, and the amount of securities sold during the same three-month period for the account of the pledgor shall not exceed, in the aggregate, the amount specified in paragraph (e)(1) or (2) of this section, whichever is applicable.

                        iii. The amount of securities sold for the account of a donee thereof during any period of three months within one year after the donation, and the amount of securities sold during the same three-month period for the account of the donor, shall not exceed, in the aggregate, the amount specified in paragraph
                                (e)(1) or (2) of this section, whichever is applicable;

                        iv. Where securities were acquired by a trust from the settlor of the trust, the amount of such securities sold for the account of the trust during any period of three months within one year after the acquisition of the securities by the trust, and the amount of securities sold during the same three-month period for the account of the settlor, shall not exceed, in the aggregate, the amount specified in paragraph
                                (e)(1) or (2) of this paragraph, whichever is applicable;

                        v. The amount of securities sold for the account of the estate of a deceased person, or for the account of a beneficiary of such estate, during any period of three months and the amount of securities sold during the same period for the account of the deceased person prior to his death shall not exceed, in the aggregate, the amount specified in subparagraph (1) or (2) of this paragraph, whichever is applicable; Provided, That no limitation on amount shall apply if the estate or beneficiary thereof is not an affiliate of the issuer;

                        vi. When two or more affiliates or other persons agree to act in concert for the purpose of selling securities of an issuer, all securities of the same class sold for the account of all such persons during any period of three months shall be aggregated for the purpose of determining the limitation on the amount of securities sold;

                        vii. The following sales of securities need not be included in determining the amount of securities sold in reliance upon this section: securities sold pursuant to an effective registration statement under the Act; securities sold pursuant to an exemption provided by Regulation A under the Act; securities sold in a transaction exempt pursuant to Section 4 of the Act and not involving any public offering; and securities sold offshore pursuant to Regulation S under the Act.

        f. Manner of sale. The securities shall be sold in "brokers' transactions" within the meaning of section 4(4) of the Act or in transactions directly with a "market maker," as that term is defined in section 3(a)(38) of the Securities Exchange Act of 1934, and the person selling the securities shall not

                1. solicit or arrange for the solicitation of orders to buy the securities in anticipation of or in connection with such transaction, or

                2. make any payment in connection with the offer or sale of the securities to any person other than the broker who executes the order to sell the securities. The requirements of this paragraph, however, shall not apply to securities sold for the account of the estate of a deceased person or for the account of a beneficiary of such estate provided the estate or beneficiary thereof is not an affiliate of the issuer; nor shall they apply to securities sold for the account of any person other than an affiliate of the issuer, provided the conditions of paragraph (k) of this rule are satisfied.

        g.      Brokers' Transactions. The term "brokers' transactions" in
                Section 4(4) of the Act shall for the purposes of this rule be deemed to include transactions by a broker in which such broker--

                1. does no more than execute the order or orders to sell the securities as agent for the person for whose account the securities are sold; and receives no more than the usual and customary broker's commission;

                2. neither solicits nor arranges for the solicitation of customers' orders to buy the securities in anticipation of or in connection with the transaction; provided, that the foregoing shall not preclude

                        i. inquiries by the broker of other brokers or dealers who have indicated an interest in the securities within the preceding 60 days,

                        ii. inquiries by the broker of his customers who have indicated an unsolicited bona fide interest in the securities within the preceding 10 business days; or

                        iii. the publication by the broker of bid and ask quotations for the security in an inter-dealer quotation system provided that such quotations are incident to the maintenance of a bona fide inter-dealer market for the security for the broker's own account and that the broker has published bona fide bid and ask quotations for the security in an inter-dealer quotation system on each of at least twelve days within the preceding thirty calendar days with no more than four business days in succession without such two-way quotations;

                                ------------------------------------------------

                                Note to Subparagraph g(2)(ii): The broker should obtain and retain in his files written evidence of indications of bona fide unsolicited interest by his customers in the securities at the time such indications are received.

                                ------------------------------------------------

                3. after reasonable inquiry is not aware of circumstances indicating that the person for whose account the securities are sold is an underwriter with respect to the securities or that the transaction is a part of a distribution of securities of the issuer. Without limiting the foregoing, the broker shall be deemed to be aware of any facts or statements contained in the notice required by paragraph (h) below.

                ----------------------------------------------------------------

                Notes

                i. The broker, for his own protection, should obtain and retain in his files a copy of the notice required by paragraph (h).

                ii. The reasonable inquiry required by paragraph (g)(3) of this section should include, but not necessarily be limited to, inquiry as to the following matters:

                        a. The length of time the securities have been held by the person for whose account they are to be sold. If practicable, the inquiry should include physical inspection of the securities;

                        b. The nature of the transaction in which the securities were acquired by such person;

                        c. The amount of securities of the same class sold during the past three months by all persons whose sales are required to be taken into consideration pursuant to paragraph (e) of this section;

                        d. Whether such person intends to sell additional securities of the same class through any other means;

                        e. Whether such person has solicited or made any arrangement for the solicitation of buy orders in connection with the proposed sale of securities;

                        f. Whether such person has made any payment to any other person in connection with the proposed sale of the securities; and

                        g. The number of shares or other units of the class outstanding, or the relevant trading volume


                        --------------------------------------------------------

h. Notice of proposed sale. If the amount of securities to be sold in reliance upon the rule during any period of three months exceeds 500 shares or other units or has an aggregate sale price in excess of $10,000, three copies of a notice on Form 144 shall be filed with the Commission at its principal office in Washington, D. C.; and if such securities are admitted to trading on any national securities exchange, one copy of such notice shall also be transmitted to the principal exchange on which such securities are so admitted. The Form 144 shall be signed by the person for whose account the securities are to be sold and shall be transmitted for filing concurrently with either the placing with a broker of an order to execute a sale of securities in reliance upon this rule or the execution directly with a market maker of such a sale. Neither the filing of such notice nor the failure of the Commission to comment thereon shall be deemed to preclude the Commission from taking any action it deems necessary or appropriate with respect to the sale of the securities referred to in such notice. The requirements of this paragraph, however, shall not apply to securities sold for the account of any person other than an affiliate of the issuer, provided the conditions of paragraph (k) of this rule are satisfied.

                i. Bona Fide Intention to Sell. The person filing the notice required by paragraph (h) shall have a bona fide intention to sell the securities referred to therein within a reasonable time after the filing of such notice.

                j. Non-exclusive rule. Although this rule provides a means for reselling restricted securities and securities held by affiliates without registration, it is not the exclusive means for reselling such securities in that manner. Therefore, it does not eliminate or otherwise affect the availability of any exemption for resales under Securities Act that a person or entity may be able to rely upon.

                k. Termination of certain restrictions on sales of restricted securities by persons other than affiliates. The requirements of paragraphs (c), (e), (f) and (h) of this rule shall not apply to restricted securities sold for the account of a person who is not an affiliate of the issuer at the time of the sale and has not been an affiliate during the preceding three months, provided a period of at least two years has elapsed since the later of the date the securities were acquired from the issuer or from an affiliate of the issuer. The two-year period shall be calculated as described in paragraph (d) of this section.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals on the day and year first hereinbefore mentioned.



SIGNED  SEALED AND  DELIVERED  for and on behalf of   )
SAVE THE WORLD AIR, INC by                            )
                                                      )
/s/ EUGENE E. EICHLER
........................................................
Eugene E. Eichler


by  authority  of its  Board  of  Directors  in the   )
presence of:                                          )
                                                      )
/s/ PRISCILLA DEVORE
........................................................
(Priscilla DeVore)
Name and Signature of Witness


SIGNED SEALED AND DELIVERED by the                    )
said NICK COMBIS, THE TRUSTEE OF                      )
THE PROPERTY OF JEFFREY ALAN                          )
MULLER AND LYNETTE ANNE MULLER
(BANKRUPTS) in the presence of:

/s/ ILLEGIBLE
........................................................
Name and Signature of Witness